Phoenix Duff & Phelps Institutional Mutual Funds
            U.S. Government Securities Portfolio, Balanced Portfolio
                           and Money Market Portfolio
     Supplement dated September 18, 1998 to the Prospectus dated May 1, 1998


     On August 26, 1998, the Board of Trustees of Phoenix Duff & Phelps Institutional Mutual Funds voted to direct the mandatory redemption of all shares of all classes of the U.S. Government Securities Portfolio, the Balanced Portfolio and the Money Market Portfolio. The Trustees determined that liquidation is in the best interests of the shareholders based upon consideration of the expense of maintaining these Portfolios. The U.S. Government Securities Portfolio, the Balanced Portfolio and the Money Market Portfolio are therefore closed to new investors.

     On October 28, 1998, these Portfolios will be closed to all investor deposits and will be liquidated at their respective net asset values. Prior to such time, any shareholder may exchange their shares of the U.S. Government Securities Portfolio, the Balanced Portfolio or the Money Market Portfolio for shares of the same class of any other Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds.


PDP 039P (9/98)